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                                                                      EXHIBIT 21


                          FIRST UNITED BANCSHARES, INC.
                                  Subsidiaries


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Name                                                                            Jurisdiction of Incorporation
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
The First National Bank of El Dorado                                                     United States
El Dorado, Arkansas

First United Trust Company, N.A.                                                         United States
 El Dorado, Arkansas

City National Bank of Fort Smith                                                         United States
Fort Smith, Arkansas

First National Bank of Magnolia                                                          United States
Magnolia, Arkansas

Merchants and Planters Bank, N.A.                                                        United States
Camden, Arkansas

The Citizens National Bank of Hope                                                       United States
Hope, Arkansas

The Bank of North Arkansas                                                               Arkansas
Melbourne, Arkansas

First United Bank                                                                        Arkansas
Stuttgart, Arkansas

First United of Texas, Inc.                                                              Arkansas
El Dorado, Arkansas

City Bank & Trust of Shreveport                                                          Louisiana
Shreveport, Louisiana

Eagle Premium Assistance Corporation                                                     Louisiana
Rayville, Louisiana

First Republic Agricultural Credit Corporation                                           Louisiana
Rayville, Louisiana

First Republic Bank                                                                      Louisiana
Rayville, Louisiana

FirstBank                                                                                Texas
Texarkana, Texas

Fredonia State Bank                                                                      Texas
Nacogdoches, Texas
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